SUPPLEMENT TO THE
FIDELITY GOVERNMENT BOND FUNDS
FIDELITY GINNIE MAE FUND
FIDELITY GOVERNMENT INCOME FUND
FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND
SEPTEMBER 29, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 17.

   NED C. LAUTENBACH (55), Trustee (2000), has been a partner of
Clayton, Dubilier & Rice, Inc. (private equity investment     firm)
since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

   MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION ON PAGE 18.

   E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

THE FOLLOWING INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 19 HAS BEEN REMOVED.

LEONARD M. RUSH (53), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 20.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended July 31, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE



Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from   Aggregate Compensation from
Advisory Board               Ginnie MaeB                  Government IncomeB            Intermediate Government
                                                                                        IncomeB

Edward C. Johnson 3d**       $ 0                          $ 0                           $ 0

Abigail P. Johnson**         $ 0                          $ 0                           $ 0

J. Gary Burkhead**           $ 0                          $ 0                           $ 0

Ralph F. Cox                 $ 384                        $ 497                         $ 256

Phyllis Burke Davis          $ 364                        $ 475                         $ 244

Robert M. Gates              $ 381                        $ 494                         $ 254

E. Bradley Jones****         $ 379                        $ 491                         $ 252

Donald J. Kirk               $ 383                        $ 497                         $ 256

Ned C. Lautenbach***         $ 0                          $ 0                           $ 0

Peter S. Lynch**             $ 0                          $ 0                           $ 0

William O. McCoy             $ 381                        $ 494                         $ 254

Gerald C. McDonough          $ 466                        $ 604                         $ 311

Marvin L. Mann               $ 381                        $ 494                         $ 254

Robert C. Pozen**            $ 0                          $ 0                           $ 0

Thomas R. Williams           $ 370                        $ 485                         $ 249




Trustees and Members of the  Total Compensation from the
Advisory Board               Fund Complex*,A


Edward C. Johnson 3d**       $ 0

Abigail P. Johnson**         $ 0

J. Gary Burkhead**           $ 0

Ralph F. Cox                 $ 223,500

Phyllis Burke Davis          $ 220,500

Robert M. Gates              $ 223,500

E. Bradley Jones****         $ 222,000

Donald J. Kirk               $ 226,500

Ned C. Lautenbach***         $ 0

Peter S. Lynch**             $ 0

William O. McCoy             $ 223,500

Gerald C. McDonough          $ 273,500

Marvin L. Mann               $ 220,500

Robert C. Pozen**            $ 0

Thomas R. Williams           $ 223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

   *** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board.
Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

   **** Mr. Jones served on the Board of Trustees through December 31,
1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "CONTROL OF INVESTMENT ADVISERS" SECTION BEGINNING ON PAGE 20.

   Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity Investments Japan Ltd. (FIJ). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investing in securities throughout the world.

THE FOLLOWING INFORMATION REPLACES THE "GROUP FEE RATE" AND "EFFECTIVE ANNUAL FEE RATE" SCHEDULES FOUND ON PAGE 22.

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%           $ 1 billion       .3700%

 3 - 6                .3400             50               .2188

 6 - 9                .3100             100              .1869

 9 - 12               .2800             150              .1736

 12 - 15              .2500             200              .1652

 15 - 18              .2200             250              .1587

 18 - 21              .2000             300              .1536

 21 - 24              .1900             350              .1494

 24 - 30              .1800             400              .1459

 30 - 36              .1750             450              .1427

 36 - 42              .1700             500              .1399

 42 - 48              .1650             550              .1372

 48 - 66              .1600             600              .1349

 66 - 84              .1550             650              .1328

 84 - 120             .1500             700              .1309

 120 - 156            .1450             750              .1291

 156 - 192            .1400             800              .1275

 192 - 228            .1350             850              .1260

 228 - 264            .1300             900              .1246

 264 - 300            .1275             950              .1233

 300 - 336            .1250             1,000            .1220

 336 - 372            .1225             1,050            .1209

 372 - 408            .1200             1,100            .1197

 408 - 444            .1175             1,150            .1187

 444 - 480            .1150             1,200            .1177

 480 - 516            .1125             1,250            .1167

 516 - 587            .1100             1,300            .1158

 587 - 646            .1080             1,350            .1149

 646 - 711            .1060             1,400            .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

 Over    1,260        .0920


   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 24.

   On behalf of Ginnie Mae and Intermediate Government Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 24.

   On behalf of Ginnie Mae and Intermediate Government Income, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 24.

   For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services. For providing non-discretionary investment advice and research services, FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.






SUPPLEMENT TO THE FIDELITY GOVERNMENT BOND FUNDS SEPTEMBER 29, 1999
PROSPECTUS

The following information replaces similar information found in the "Fund Management" section on page 27.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for Ginnie Mae and Intermediate Government Income. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Ginnie Mae and Intermediate Government Income.

The following information supplements the information found in the "Fund Management" section on page 27.

(small solid bullet) Fidelity Investments Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for Ginnie Mae and Intermediate Government Income. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for Ginnie Mae and Intermediate Government Income.

The following information replaces similar information found in the "Fund Management" section on page 28.

FMR pays FIMM, FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.